Exhibit 32.1

Certification pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley act of 2001.

In connection with the Quarterly  Report of AmeriChip International, Inc.(the "Company") on Form  10-QSB for the  period  ended  May 31, 2007, as filed with the Securities and Exchange  Commission on the date hereof (the "Report"),  I, Marc Walther, CEO of the Company,  certify,  pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2001, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the
Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  July 16, 2007

/s/ Marc Walther
Marc Walther, CEO